VESSELS	6 Months Ended
Jun. 30, 2013
VESSELS [Abstract]
VESSELS
6. VESSELS

As of June 30, 2013 and as of December 31, 2012, "Vessels, Net" consisted of 20 Suezmax crude oil tankers and capitalized drydocking charges. Depreciation is calculated based on cost less estimated residual value of $4.0 million and is provided over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard. During the six months ended June 30, 2013 and 2012, we did not impair any of our vessels' carrying value under our accounting impairment policy, as we believe the future undiscounted cash flows expected to be earned by such vessels over their operating lives would exceed the vessels' carrying amounts.

For the six months ended June 30, 2013, the Company paid $4.8 million in drydocking charges, compared to $5.9 million for the six months ended June 30, 2012.